BBH TRUST

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BBH Select Series – Large Cap Fund

Retail Class (“BBLRX”)

Institutional Class (“BBLIX”)

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SUPPLEMENT DATED December 13, 2023

TO THE PROSPECTUS, DATED FEBRUARY 28, 2023

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

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Conversion and Re-Designation of Retail Class to Institutional Class and Closure of Retail Class

The BBH Trust’s Board of Trustee’s has approved a one-time conversion of the BBH Select Series – Large Cap Fund’s (the “Fund”) Retail Class shares to the Fund’s Institutional Class shares to occur on or before December 21, 2023 (the “Effective Date”). On the Effective Date, the Fund’s Retail Class shares will be converted and re-designated Institutional Class shares. The Board has also approved a waiver of the Fund’s Institutional Class investment minimum for existing Retail Class shareholders as of the date of the supplement. Following the Effective Date, the rights, privileges or expenses of existing shareholders of Fund’s Retail Class will be the same as the rights, privileges or expenses of shareholders of the Institutional Class. Additionally, as of the close of business on the Effective Date, the Fund’s Retail Class shares will no longer be offered and all references to the Retail Class are removed from the Prospectus.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.